SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

                        Date of Report: December 1, 2008

                         E'PRIME AEROSPACE CORPORATION
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             (Exact name of registrant as specified in its charter)


              Colorado              33-9472-D CO            59-2802081
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   (State or other jurisdiction     (Commission        (IRS Employer
         of Incorporation)            File No.)        Identification No.)


                  992 Stage Avenue, Suite 11, Memphis, TN 38127
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                    (Address of principal executive offices)

                                  321-269-0900
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                         (Registrant's telephone number)

                 7637 Leesburg Pike #200, Falls Church, VA 22043
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          (Former name or former address, if changed since last report)


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(C))



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Section 8 - Other Events

Item 8.01 Other Events.

     Pursuant to the findings to date of an ongoing investigation into the activities of former controlling Officers and Directors or E'Prime Aerospace, the company has filed a complaint in the United States District Court, Middle District of Florida, Orlando Division (case number: 6:08-cv-2004) against former Officers and Directors Bobby G. Davis and Betty Scott Davis alleging Securities Fraud. This action was filed on November 26, 2008 at the above referenced Court where details of the complaint will be available to the public.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         E'Prime Aerospace Corporation

December 1, 2008                /s/Nichlous Herren
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                                Nichlous Herren, President